UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, TX 77389

(Address of principal executive office)(Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2020, Southwestern Energy Company (the “Company” or “Southwestern”) and Montage Resources Corporation, a Delaware corporation (“Montage”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will acquire all of the outstanding shares of common stock, par value $0.01 per share, of Montage (each, a “Montage Common Share”) in exchange for 1.8656 shares of common stock, par value $0.01 per share, of the Company (each, a “Southwestern Common Share”) per share of Montage common stock. Upon the terms and subject to the conditions of the Merger Agreement, Montage will merge with and into Southwestern, with Southwestern continuing as the surviving company (the “Merger”).

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Montage Common Share issued and outstanding immediately prior to the Effective Time will be cancelled and extinguished and automatically converted into the right to receive 1.8656 Southwestern Common Shares. No fractional Southwestern Common Shares will be issued in the Merger, and holders of Montage Common Shares will, instead, receive cash in lieu of fractional Southwestern Common Shares, if any. The implied value of the aggregate merger consideration is $213 million based on the per share closing trading price of Southwestern Common Shares on August 11, 2020.

Pursuant to the terms of the Merger Agreement, as of immediately prior to the Effective Time, by virtue of the occurrence of the Effective Time and without any action on the part of the holder thereof, each award of restricted stock units relating to Montage Common Shares that vests based on continued service to Montage granted pursuant to a Montage equity plan (other than Montage PSU Awards (defined below)) (“Montage RSU Award”) that is outstanding immediately prior to the Effective Time shall be converted into an award (an “Assumed RSU Award”), with respect to a number of Southwestern Common Shares equal to the product obtained by multiplying (i) the applicable number of Montage Common Shares subject to such Montage RSU Award immediately prior to the Effective Time by (ii) the Exchange Ratio. For each holder of a Montage RSU Award, any fractional shares resulting from the conversion of his or her Montage RSU Awards shall be rounded to the nearest whole share. Except as otherwise provided in the Merger Agreement, each Assumed RSU Award shall continue to have, and shall be subject to, the same terms and conditions (including time vesting conditions and, if applicable, any accelerated vesting in connection with a termination of service) that applied to the underlying Montage RSU Award immediately prior to the Effective Time, except that Southwestern (x) may modify terms rendered inoperative by reason of the transactions contemplated by the Merger Agreement or for such other immaterial administrative or ministerial changes as in the reasonable and good faith determination of Southwestern are appropriate to effectuate the administration of the Assumed RSU Award, and (y) may settle the Assumed RSU Award upon vesting in Southwestern Common Shares or cash.

The Merger Agreement provides that Montage shall take all necessary and appropriate actions so that, prior to the Effective Time, each then outstanding award of restricted stock units which would, if the relevant performance and other vesting conditions are met, result in the issuance of Montage Common Shares to the holder of such restricted stock unit award granted under a Montage equity plan (“Montage PSU Award”) shall be terminated and vested in accordance with its terms; provided, however, that the number of Montage Common Shares deliverable with respect to a Montage PSU Award in connection with such termination and vesting shall be determined by the Compensation Committee of the Montage Board pursuant to the terms of the applicable Montage PSU Award as in effect on the date of the Merger Agreement and Montage (including the Montage board of directors and any delegate thereof) shall not use discretion to increase the amount of consideration payable with respect to any Montage PSU Award in connection with such termination and vesting, and provided further that Southwestern may elect to settle the Montage PSU Award in cash instead of Southwestern Common Shares.

The Merger Agreement provides that Montage shall take all necessary and appropriate actions so that prior to the Effective Time each award of restricted shares of Montage common stock (“Montage Restricted Stock Award”) granted to Montage non-employee director shall vest. Montage Common Shares attributable to such Montage Restricted Stock Awards shall be treated in the manner set forth in the Merger Agreement upon the Effective Time.

Southwestern and Montage has each made customary representations and warranties and agreed to customary covenants in the Merger Agreement. The Merger is subject to various closing conditions, including, but not limited to, (i) the approval of the Merger Agreement by the holders of a majority of the outstanding Montage Common Shares entitled to vote, (ii) the absence of any law, order or injunction prohibiting the Merger, (iii) the expiration or earlier termination of the waiting period under the Hart–Scott–Rodino Antitrust

Improvements Act of 1976, as amended, (iv) the Securities and Exchange Commission (the “SEC”) having declared effective Southwestern’s Registration Statement on Form S-4 filed in connection with the Merger, (v) the accuracy of each party’s representations and warranties, and (vi) each party’s compliance with its covenants and agreements contained in the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Montage, including if the Merger is not consummated by February 12, 2021, and further provides that, upon termination of the Merger Agreement under certain circumstances, Montage may be required to pay the Company a termination fee equal to $9.7 million.

The foregoing description of certain terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which will be filed as an exhibit to a future current report of the Company. It is not intended to provide any other factual information about the Company, Montage or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of dates specified therein. The representations, warranties and covenants in the Merger Agreement (i) were made solely for the benefit of the parties to the Merger Agreement; (ii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (iii) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Montage or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Montage’s public disclosures.

Support Agreement

Contemporaneously with the execution of the Merger Agreement, Southwestern and certain Montage stockholders affiliated with EnCap Investments L.P. (“EnCap”) entered into a support agreement (the “Support Agreement”), which provides for, among other things, EnCap’s agreement to vote all of the Montage Common Shares held as of such date (i) in favor of the adoption of the Merger Agreement, (ii) against any alternative proposal, and (iii) against any amendment of Montage’s certificate of incorporation or bylaws or other proposal that would delay, impede, frustrate, prevent or nullify the Merger or Merger Agreement or change in any manner the voting rights of any outstanding stock of Montage. As of August 12, 2020, EnCap is the beneficial owner of approximately 39% of the outstanding shares of Montage.

The Support Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Support Agreement and is qualified in its entirety by the terms and conditions of the Support Agreement. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Support Agreement contains representations and warranties by each of the parties to the Support Agreement, which were made only for purposes of the Support Agreement and as of specified dates. The representations, warranties and covenants in the Support Agreement were made solely for the benefit of the parties to the Support Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Support Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Support Agreement, which subsequent information may or may not be fully reflected in Southwestern’s or Montage’s public disclosures.

Item 7.01	Regulation FD Disclosure

In addition, on August 12, 2020, Southwestern and Montage issued a joint press release announcing entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference herein.

Attached as Exhibit 99.2 to this report is an investor presentation regarding the Merger, which is incorporated into this Item 7.01 herein.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events

Included in this filing as Exhibit 99.3 are the audited consolidated financial statements of Montage for the periods described in Item 9.01(a) below, the notes related thereto and the report of an independent registered public accounting firm. The unaudited condensed consolidated financial statements of Montage for the periods described in Item 9.01(a) below and the notes related thereto are included in this filing as Exhibit 99.4.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements

•

Audited consolidated financial statements of Montage and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income (loss), changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2019, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

•

Unaudited condensed consolidated financial statements of Montage and its subsidiaries comprised of the condensed consolidated balance sheets as of June 30, 2020 and December 31, 2019, and the related condensed consolidated statements of operations and comprehensive income (loss), stockholders’ equity and cash flows for the sixth months ended June 30, 2020 and 2019, and the related notes to the unaudited condensed consolidated financial statements, attached as Exhibit 99.2 hereto.

(d)	Exhibits

10.1	Support Agreement, dated as of August 12, 2020, by and among certain stockholders affiliated with EnCap Investments L.P. and Southwestern Energy Company.

23.1	Consent of Grant Thornton LLP.

99.1	Joint Press Release issued August 12, 2020 by Southwestern Energy Company and Montage Resources Corporation.

99.2	Investor Presentation.

99.3	Historical audited consolidated financial statements of Montage Resources Corporation.

99.4	Historical unaudited condensed consolidated financial statements of Montage Resources Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements and information in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “predict,” “budget,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “continue,” “project,” “projection,” “goal,” “model,” “target,” “potential,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “are likely” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.

The forward-looking statements contained in this document are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management’s assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see “Risk Factors” in our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained in this communication are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas, oil and natural gas liquids, including regional basis differentials and the impact of reduced demand for our production and products in which our production is a component due to governmental and societal actions taken in response to the COVID-19 pandemic; our ability to fund our planned capital investments; a change in our credit rating, an increase in interest rates; the extent to which lower commodity prices impact our ability to service or refinance our existing debt; the impact of volatility in the financial markets or other global economic factors, including the impact of COVID-19; difficulties in appropriately allocating capital and resources among our strategic opportunities; the timing and extent of our success in discovering, developing, producing and estimating reserves; our ability to maintain leases that may expire if production is not established or profitably maintained; our ability to realize the expected benefits from recent acquisitions and the Merger (defined below) between the Company and Montage; our ability to enter into an amendment to our credit agreement to permit the assumption of the senior notes of Montage in the Merger; the consummation of or failure to consummate the Merger and the timing thereof; costs in connection with the Merger; integration of operations and results subsequent to the Merger; our ability to transport our production to the most favorable markets or at all; the impact of government regulation, including changes in law, the ability to obtain and maintain permits, any increase in severance or similar taxes, and legislation or regulation relating to hydraulic fracturing, climate and over-the-counter derivatives; the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather; increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors listed in the reports we have filed and may file with the SEC that are incorporated by reference herein.

All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the Merger, Southwestern will file with the SEC a registration statement on Form S-4 to register the shares of the Company’s common stock to be issued in the Merger. The registration statement will include the proxy statement of Montage and a prospectus of Southwestern, as well as other relevant documents regarding the Merger. The definitive proxy statement/prospectus will be mailed to Montage’s stockholders and will contain important information about the Merger and related matters. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND MONTAGE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO THE MERGER BECAUSE IT WILL CONTAIN

IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. The definitive proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by Southwestern with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them by mail at Investor Relations, 10000 Energy Drive, Spring, Texas 77389, or by telephone at (832) 796-4068. The documents filed by Montage with the SEC may be obtained free of charge at Montage’s website at www.montageresources.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Montage by requesting them by mail at Investor Relations, 122 W. John Carpenter Fwy, Suite 300, Irving, TX 75039, or by telephone at (469) 444-1736.

PARTICIPANTS IN THE SOLICITATION

The Company, Montage and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Montage’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended 2019 filed with the SEC on February 27, 2020 and its definitive proxy statement for the 2020 annual meeting of shareholders filed with the SEC on April 9, 2020. Information concerning the ownership of Montage’s securities by Montage’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information regarding the names, affiliations and interests of such individuals is available in Montage’s Annual Report on Form 10-K for the fiscal year ended 2019 filed with the SEC on March 10, 2020 and its definitive proxy statement for the 2020 annual meeting of shareholders filed with the SEC on April 28, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Stockholders, potential investors and other readers should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

	By:	/s/ Julian M. Bott
Julian M. Bott
Executive Vice President and Chief Financial Officer

Dated: August 12, 2020